UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 20, 2020

MID-CON ENERGY PARTNERS, LP

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-35374 (Commission File Number)	45-2842469 (IRS Employer Identification No.)

2431 E. 61st Street, Suite 800

Tulsa, Oklahoma

(Address of principal executive offices)

74136

(Zip code)

(918) 748-3361

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Units Representing Limited Partner Interests	MCEP	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

As previously announced, on October 25, 2020, Mid-Con Energy Partners, LP, a Delaware limited partnership (“Mid-Con” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), with Contango Oil & Gas Company, a Texas corporation (“Contango”), Michael Merger Sub LLC, a Delaware limited liability company and a wholly-owned, direct subsidiary of Contango (“Merger Sub”), and Mid-Con Energy GP, LLC, a Delaware limited liability company and the general partner of Mid-Con.  Upon the terms and subject to the conditions of the Merger Agreement, Mid-Con will merge with and into Merger Sub (the “Merger”), with Merger Sub surviving the Merger as a limited liability company and a wholly owned, direct subsidiary of the Contango.

As contemplated by the Merger Agreement, on November 20, 2020, Contango filed a registration statement on Form S-4 (the “Registration Statement”), which includes a joint consent statement/information statement/prospectus of Mid-Con and Contango. The Registration Statement contains certain historical financial information of Mid-Con which has been recast to reflect the 1-for-20 reverse unit split (the “Reverse Split”) that occurred on April 9, 2020 (the “Recast Financial Information”). Accordingly, the Company is filing this Current Report on Form 8-K to update certain financial information and related disclosures included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 (the “2019 Form 10-K”), originally filed on March 12, 2020, to reflect the recast financial information presented in the Registration Statement. The information in this Current Report on Form 8-K is not an amendment to, or restatement of, the 2019 Form 10-K.

The following items of the 2019 Form 10-K are being revised as reflected in Exhibit 99.1 to this Current Report on Form 8K:

•Part I, Item 1A. Risk Factors;

•Part II, Item 8. Financial Statements and Supplementary Data;

•Part III, Item 11. Executive Compensation; and

•Part III, Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.

Except for minor, non-substantive revisions, only the following notes within Part II, Item 8, Financial Statements and Supplementary Data have been revised from their previous presentation:

•Note 4, Equity Awards;

•Note 10, Equity; and

•Note 18, Reverse Unit Split.

The changes referred to above had no impact on the Company’s historical consolidated financial position, results of operations or cash flows, as reflected in the recast Consolidated Financial Statements contained in Exhibit 99.1 to this Current Report on Form 8K.

This report, including Exhibit 99.1, generally does not reflect events occurring after the filing of the 2019 Form 10-K and generally does not modify or update the disclosures in the 2019 Form 10-K, other than as required to reflect Reverse Split. Without limitation of the foregoing, this report does not purport to update the MD&A contained in the 2019 Form 10-K for any forward-looking statements. More current information is contained in our Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2020, June 30, 2020 and September 30, 2020 and our Current Reports on Form 8-K filed with the Securities Exchange Commission with respect to events occurring after December 31, 2019. This report should be read in conjunction with the 2019 Form 10-K, our Forms 10-Q for the quarterly periods ended March 31, 2020, June 30, 2020 and September 30, 2020 and our Current Reports on Form 8-K filed subsequent to the 2019 Form 10-K.

Item 9.01	Financial Statements and Exhibits
(d)	List of Exhibits
23.1	Consent of Grant Thornton LLP
99.1

Revised Part I—Item 1A. “Risk Factors”, Revised Part II—Item 8. “Financial Statements and Supplementary Data” and Item 8. “Financial Statements and Supplementary Data” and Revised Part III—Item 11 “Executive Compensation” and Item 12 “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” of Mid-Con Energy Partners, LP’s Annual Report on Form 10-K for the year ended December 31, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MID-CON ENERGY PARTNERS, LP
		By:	Mid-Con Energy GP, LLC
its general partner

Dated:	November 20, 2020	By:	/s/Sherry L. Morgan
Sherry L. Morgan
Chief Executive Officer